UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2009
DUKE ENERGY OHIO, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-1232 (Commission File Number)	31-0240030 (IRS Employer Identification No.)
139 East Fourth Street, Cincinnati, Ohio 45202
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events.
     On December 14, 2009, Duke Energy Ohio, Inc. (the “Company”) entered into an underwriting agreement, dated as of December 14, 2009, with Barclays Capital Inc. and RBS Securities Inc., as underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $250,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 2.10% Series, Due June 15, 2013 (the “Bonds”). The Bonds will be issued under the First Mortgage, dated as of August 1, 1936, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee, as amended and supplemented from time to time, including by a Forty-first Supplemental Indenture, dated as of December 17, 2009. In connection with the issuance and sale of the Bonds, the Company is filing a legal opinion regarding the validity of the Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-146483-01.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

5.1	Opinion regarding validity of the Bonds.

23.1	Consent (included as part of Exhibit 5.1).
SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY OHIO, INC.
Date: December 17, 2009	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

5.1	Opinion regarding validity of the Bonds.

23.1	Consent (included as part of Exhibit 5.1).